                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  April 5, 1999




                              FLORIDAFIRST BANCORP
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       United States                  0-25693                  59-3545582
----------------------------       ---------------           -------------------
(State or other jurisdiction        (SEC File No.)            (IRS Employer
     of incorporation)                                        Identification
                                                                  Number)


205 East Orange Street, Lakeland, Florida                      33801-4611
------------------------------------------                    ------------------
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code: (941) 688-6811
                                                    --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                             FLORIDAFIRST BANCORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------
         A copy of a press release issued April 6, 1999 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


Item 7.   Financial Statements, Pro Forma Financial
                  Information and Exhibits
          -----------------------------------------
         (c)      Exhibits:

                  99       Press Release dated April 5, 1999.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FLORIDAFIRST BANCORP



Date: April 9, 1999            By: /s/Kerry P. Charlet
                                   --------------------------------------------
                                        Kerry P. Charlet
                                        Chief Financial Officer